Supplemental Consolidated Schedules Third Quarter 2025

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Interest Income
Loans	$5,688	$5,548	$5,533	$5,674	$5,862
Loans held for sale	35	59	28	50	45
Investment securities	1,392	1,355	1,308	1,326	1,316
Other interest income	812	642	647	781	863
Total interest income	7,927	7,604	7,516	7,831	8,086
Interest Expense
Deposits	2,648	2,541	2,511	2,772	3,004
Short-term borrowings	328	291	249	257	284
Long-term debt	729	721	664	656	663
Total interest expense	3,705	3,553	3,424	3,685	3,951
Net interest income	4,222	4,051	4,092	4,146	4,135
Provision for credit losses	571	501	537	560	557
Net interest income after provision for credit losses	3,651	3,550	3,555	3,586	3,578
Noninterest Income
Card revenue	440	442	398	433	426
Corporate payment products revenue	195	192	189	191	203
Merchant processing services	463	474	415	419	440
Trust and investment management fees	730	703	680	703	667
Service charges	333	336	315	314	302
Capital markets revenue	434	390	382	364	397
Mortgage banking revenue	180	162	173	116	155
Investment products fees	97	90	87	87	84
Securities gains (losses), net	(7)	(57)	—	(1)	(119)
Other	213	192	197	207	143
Total noninterest income	3,078	2,924	2,836	2,833	2,698
Noninterest Expense
Compensation and employee benefits	2,561	2,600	2,637	2,607	2,637
Net occupancy and equipment	300	301	306	317	317
Professional services	117	109	98	135	130
Marketing and business development	175	161	182	160	165
Technology and communications	560	534	533	534	524
Other intangibles	125	124	123	139	142
Other	359	352	353	419	289
Total noninterest expense	4,197	4,181	4,232	4,311	4,204
Income before income taxes	2,532	2,293	2,159	2,108	2,072
Applicable income taxes	524	472	443	438	350
Net income	2,008	1,821	1,716	1,670	1,722
Net (income) loss attributable to noncontrolling interests	(7)	(6)	(7)	(7)	(8)
Net income attributable to U.S. Bancorp	$2,001	$1,815	$1,709	$1,663	$1,714
Net income applicable to U.S. Bancorp common shareholders	$1,893	$1,733	$1,603	$1,581	$1,601

Earnings per common share	$1.22	$1.11	$1.03	$1.01	$1.03
Diluted earnings per common share	$1.22	$1.11	$1.03	$1.01	$1.03
Dividends declared per common share	$.52	$.50	$.50	$.50	$.50
Average common shares outstanding	1,557	1,559	1,559	1,560	1,561
Average diluted common shares outstanding	1,557	1,559	1,560	1,560	1,561
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.75	2.66	2.72	2.71	2.74
Return on average assets	1.17	1.08	1.04	.98	1.03
Return on average common equity	13.5	12.9	12.3	12.1	12.4
Efficiency ratio	57.2	59.2	60.8	61.5	60.2

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Cash and due from banks	$66,637	$57,807	$50,013	$56,502	$73,562
Investment securities
Held-to-maturity	76,931	77,879	78,008	78,634	80,025
Available-for-sale	89,065	90,577	86,774	85,992	81,704
Loans held for sale	2,490	2,288	1,746	2,573	3,211
Loans
Commercial	148,414	147,416	144,081	139,484	133,638
Commercial real estate	48,244	48,181	48,334	48,859	50,619
Residential mortgages	115,046	114,475	118,907	118,813	118,034
Credit card	30,594	30,023	29,223	30,350	29,037
Other retail	40,219	40,148	41,274	42,326	42,836
Total loans	382,517	380,243	381,819	379,832	374,164
Less allowance for loan losses	(7,557)	(7,537)	(7,584)	(7,583)	(7,560)
Net loans	374,960	372,706	374,235	372,249	366,604
Premises and equipment	3,695	3,625	3,582	3,565	3,585
Goodwill	12,634	12,637	12,555	12,536	12,573
Other intangible assets	5,152	5,285	5,381	5,547	5,488
Other assets	63,793	63,566	64,195	60,720	59,717
Total assets	$695,357	$686,370	$676,489	$678,318	$686,469

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$91,550	$86,972	$84,086	$84,158	$86,838
Interest-bearing	434,599	431,745	428,439	434,151	434,293
Total deposits	526,149	518,717	512,525	518,309	521,131
Short-term borrowings	15,449	15,039	17,158	15,518	23,708
Long-term debt	62,535	64,013	59,859	58,002	54,839
Other liabilities	27,426	26,705	26,389	27,449	27,470
Total liabilities	631,559	624,474	615,931	619,278	627,148
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,745	8,706	8,678	8,715	8,729
Retained earnings	79,742	78,652	77,691	76,863	76,057
Less treasury stock	(24,228)	(24,140)	(24,060)	(24,065)	(24,010)
Accumulated other comprehensive income (loss)	(7,748)	(8,609)	(9,042)	(9,764)	(8,746)
Total U.S. Bancorp shareholders' equity	63,340	61,438	60,096	58,578	58,859
Noncontrolling interests	458	458	462	462	462
Total equity	63,798	61,896	60,558	59,040	59,321
Total liabilities and equity	$695,357	$686,370	$676,489	$678,318	$686,469

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets
Investment securities	$173,423	$172,841	$171,178	$171,325	$166,899
Loans held for sale	2,253	4,843	1,823	3,009	2,757
Loans
Commercial
Commercial	141,542	139,606	135,931	131,180	128,979
Lease financing	4,250	4,211	4,199	4,204	4,159
Total commercial	145,792	143,817	140,130	135,384	133,138
Commercial real estate
Commercial mortgages	38,384	38,194	38,624	39,308	40,343
Construction and development	9,862	10,272	10,266	10,563	11,111
Total commercial real estate	48,246	48,466	48,890	49,871	51,454
Residential mortgages	114,780	115,616	118,844	118,406	117,559
Credit card	30,241	29,588	29,404	29,438	28,994
Other retail
Retail leasing	3,718	3,869	3,990	4,035	4,088
Home equity and second mortgages	13,790	13,678	13,542	13,446	13,239
Other	22,585	23,495	24,228	25,075	25,598
Total other retail	40,093	41,042	41,760	42,556	42,925
Total loans	379,152	378,529	379,028	375,655	374,070
Interest-bearing deposits with banks	47,822	41,550	43,735	50,368	50,547
Other earning assets	14,867	15,579	14,466	13,911	12,907
Total earning assets	617,517	613,342	610,230	614,268	607,180
Allowance for loan losses	(7,565)	(7,605)	(7,589)	(7,599)	(7,576)
Unrealized gain (loss) on investment securities	(5,756)	(6,602)	(6,473)	(6,416)	(6,291)
Other assets	75,409	74,206	73,225	71,654	71,327
Total assets	$679,605	$673,341	$669,393	$671,907	$664,640

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,890	$79,117	$79,696	$82,909	$80,939
Interest-bearing deposits
Interest checking	131,281	131,599	125,651	125,111	125,631
Money market savings	181,063	177,087	195,442	206,557	206,546
Savings accounts	62,599	58,171	50,271	41,200	36,814
Time deposits	56,949	56,916	55,474	56,536	58,827
Total interest-bearing deposits	431,892	423,773	426,838	429,404	427,818
Short-term borrowings	15,698	22,791	18,841	17,607	17,723
Long-term debt	63,329	62,354	58,344	57,428	54,841
Total interest-bearing liabilities	510,919	508,918	504,023	504,439	500,382
Other liabilities	25,695	23,950	25,603	25,287	24,575
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	55,835	54,091	52,803	52,004	51,475
Total U.S. Bancorp shareholders' equity	62,643	60,899	59,611	58,812	58,283
Noncontrolling interests	458	457	460	460	461
Total equity	63,101	61,356	60,071	59,272	58,744
Total liabilities and equity	$679,605	$673,341	$669,393	$671,907	$664,640

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended September 30,
		2025			2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$173,423	$1,412	3.26%	$166,899	$1,335	3.20%	3.9%
Loans held for sale	2,253	35	6.39	2,757	45	6.44	(18.3)
Loans (c)
Commercial	145,792	2,139	5.82	133,138	2,217	6.63	9.5
Commercial real estate	48,246	741	6.10	51,454	841	6.50	(6.2)
Residential mortgages	114,780	1,162	4.05	117,559	1,160	3.95	(2.4)
Credit card	30,241	1,017	13.34	28,994	987	13.54	4.3
Other retail	40,093	638	6.31	42,925	669	6.20	(6.6)
Total loans	379,152	5,697	5.97	374,070	5,874	6.25	1.4
Interest-bearing deposits with banks	47,822	517	4.29	50,547	694	5.46	(5.4)
Other earning assets (d)	14,867	295	7.87	12,907	169	5.19	15.2
Total earning assets (d)	617,517	7,956	5.13	607,180	8,117	5.33	1.7
Allowance for loan losses	(7,565)			(7,576)			.1
Unrealized gain (loss) on investment securities	(5,756)			(6,291)			8.5
Other assets	75,409			71,327			5.7
Total assets	$679,605			$664,640			2.3

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,890			$80,939			(1.3)%
Interest-bearing deposits
Interest checking	131,281	430	1.30	125,631	399	1.26	4.5
Money market savings	181,063	1,403	3.07	206,546	1,930	3.72	(12.3)
Savings accounts	62,599	289	1.83	36,814	28.30		70.0
Time deposits	56,949	526	3.67	58,827	647	4.37	(3.2)
Total interest-bearing deposits	431,892	2,648	2.43	427,818	3,004	2.79	1.0
Short-term borrowings (d)	15,698	328	8.28	17,723	284	6.38	(11.4)
Long-term debt	63,329	729	4.57	54,841	663	4.81	15.5
Total interest-bearing liabilities (d)	510,919	3,705	2.88	500,382	3,951	3.14	2.1
Other liabilities	25,695			24,575			4.6
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	55,835			51,475			8.5
Total U.S. Bancorp shareholders' equity	62,643			58,283			7.5
Noncontrolling interests	458			461			(.7)
Total equity	63,101			58,744			7.4
Total liabilities and equity	$679,605			$664,640			2.3
Net interest income		$4,251			$4,166
Gross interest margin			2.25%			2.19%
Gross interest margin without taxable-equivalent increments			2.23			2.17

Percent of Earning Assets
Interest income			5.13%			5.33%
Interest expense			2.38			2.59
Net interest margin			2.75%			2.74%
Net interest margin without taxable-equivalent increments			2.73%			2.72%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances for the three months ended September 30, 2025, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.53% and 5.03%, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 5.12% and 2.78%, respectively, for the three months ended September 30, 2025.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	September 30, 2025			June 30, 2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$173,423	$1,412	3.26%	$172,841	$1,373	3.18%	.3%
Loans held for sale	2,253	35	6.39	4,843	59	4.85	(53.5)
Loans (c)
Commercial	145,792	2,139	5.82	143,817	2,083	5.81	1.4
Commercial real estate	48,246	741	6.10	48,466	723	5.98	(.5)
Residential mortgages	114,780	1,162	4.05	115,616	1,160	4.01	(.7)
Credit card	30,241	1,017	13.34	29,588	956	12.96	2.2
Other retail	40,093	638	6.31	41,042	637	6.22	(2.3)
Total loans	379,152	5,697	5.97	378,529	5,559	5.89	.2
Interest-bearing deposits with banks	47,822	517	4.29	41,550	451	4.36	15.1
Other earning assets (d)	14,867	295	7.87	15,579	191	4.94	(4.6)
Total earning assets (d)	617,517	7,956	5.13	613,342	7,633	4.99	.7
Allowance for loan losses	(7,565)			(7,605)			.5
Unrealized gain (loss) on investment securities	(5,756)			(6,602)			12.8
Other assets	75,409			74,206			1.6
Total assets	$679,605			$673,341			.9

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,890			$79,117			1.0%
Interest-bearing deposits
Interest checking	131,281	430	1.30	131,599	415	1.26	(.2)
Money market savings	181,063	1,403	3.07	177,087	1,347	3.05	2.2
Savings accounts	62,599	289	1.83	58,171	252	1.74	7.6
Time deposits	56,949	526	3.67	56,916	527	3.71	.1
Total interest-bearing deposits	431,892	2,648	2.43	423,773	2,541	2.41	1.9
Short-term borrowings (d)	15,698	328	8.28	22,791	291	5.12	(31.1)
Long-term debt	63,329	729	4.57	62,354	721	4.64	1.6
Total interest-bearing liabilities (d)	510,919	3,705	2.88	508,918	3,553	2.80	.4
Other liabilities	25,695			23,950			7.3
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	55,835			54,091			3.2
Total U.S. Bancorp shareholders' equity	62,643			60,899			2.9
Noncontrolling interests	458			457			.2
Total equity	63,101			61,356			2.8
Total liabilities and equity	$679,605			$673,341			.9
Net interest income		$4,251			$4,080
Gross interest margin			2.25%			2.19%
Gross interest margin without taxable-equivalent increments			2.23			2.17

Percent of Earning Assets
Interest income			5.13%			4.99%
Interest expense			2.38			2.33
Net interest margin			2.75%			2.66%
Net interest margin without taxable-equivalent increments			2.73%			2.64%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances for the three months ended September 30, 2025, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.53% and 5.03%, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 5.12% and 2.78%, respectively, for the three months ended September 30, 2025.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Nine Months Ended September 30,
	2025			2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$172,489	$4,113	3.18%	$165,059	$3,843	3.10%	4.5%
Loans held for sale	2,975	122	5.49	2,381	123	6.86	24.9
Loans (c)
Commercial	143,267	6,262	5.84	132,749	6,606	6.65	7.9
Commercial real estate	48,532	2,189	6.03	52,257	2,542	6.50	(7.1)
Residential mortgages	116,398	3,511	4.02	116,563	3,408	3.90	(.1)
Credit card	29,747	2,929	13.16	28,430	2,852	13.40	4.6
Other retail	40,959	1,908	6.23	43,279	1,961	6.05	(5.4)
Total loans	378,903	16,799	5.92	373,278	17,369	6.21	1.5
Interest-bearing deposits with banks	44,384	1,449	4.36	51,499	2,134	5.53	(13.8)
Other earning assets (d)	14,972	652	5.82	11,863	458	5.16	26.2
Total earning assets (d)	613,723	23,135	5.04	604,080	23,927	5.29	1.6
Allowance for loan losses	(7,586)			(7,521)			(.9)
Unrealized gain (loss) on investment securities	(6,275)			(6,956)			9.8
Other assets	74,288			71,760			3.5
Total assets	$674,150			$661,363			1.9

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,568			$83,040			(4.2)%
Interest-bearing deposits
Interest checking	129,531	1,187	1.23	125,451	1,147	1.22	3.3
Money market savings	184,478	4,233	3.07	203,821	5,837	3.83	(9.5)
Savings accounts	57,059	711	1.67	39,097	80.27		45.9
Time deposits	56,451	1,569	3.72	57,167	1,852	4.33	(1.3)
Total interest-bearing deposits	427,519	7,700	2.41	425,536	8,916	2.80	.5
Short-term borrowings (d)	19,099	868	6.07	17,064	852	6.67	11.9
Long-term debt	61,360	2,114	4.61	53,482	1,926	4.81	14.7
Total interest-bearing liabilities (d)	507,978	10,682	2.81	496,082	11,694	3.15	2.4
Other liabilities	25,083			25,112			(.1)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	54,254			49,858			8.8
Total U.S. Bancorp shareholders' equity	61,062			56,666			7.8
Noncontrolling interests	459			463			(.9)
Total equity	61,521			57,129			7.7
Total liabilities and equity	$674,150			$661,363			1.9
Net interest income		$12,453			$12,233
Gross interest margin			2.23%			2.14%
Gross interest margin without taxable-equivalent increments			2.21			2.12

Percent of Earning Assets
Interest income			5.04%			5.29%
Interest expense			2.33			2.59
Net interest margin			2.71%			2.70%
Net interest margin without taxable-equivalent increments			2.69%			2.68%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances for the nine months ended September 30, 2025, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.71% and 5.01%, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 5.20% and 2.78%, respectively, for the nine months ended September 30, 2025.

LOAN PORTFOLIO
	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$144,106	37.7	$143,135	37.7	$139,840	36.6	$135,254	35.6	$129,434	34.6
Lease financing	4,308	1.1	4,281	1.1	4,241	1.1	4,230	1.1	4,204	1.1
Total commercial	148,414	38.8	147,416	38.8	144,081	37.7	139,484	36.7	133,638	35.7

Commercial real estate
Commercial mortgages	38,316	10.0	38,144	10.0	38,064	10.0	38,619	10.2	39,602	10.6
Construction and
development	9,928	2.6	10,037	2.7	10,270	2.7	10,240	2.7	11,017	2.9
Total commercial
real estate	48,244	12.6	48,181	12.7	48,334	12.7	48,859	12.9	50,619	13.5

Residential mortgages
Residential mortgages	109,730	28.7	108,913	28.6	113,112	29.6	112,806	29.7	111,790	29.9
Home equity loans, first
liens	5,316	1.4	5,562	1.5	5,795	1.5	6,007	1.6	6,244	1.6
Total residential
mortgages	115,046	30.1	114,475	30.1	118,907	31.1	118,813	31.3	118,034	31.5

Credit card	30,594	8.0	30,023	7.9	29,223	7.7	30,350	8.0	29,037	7.8

Other retail
Retail leasing	3,627	1.0	3,816	1.0	3,928	1.0	4,040	1.0	4,038	1.1
Home equity and second
mortgages	13,858	3.6	13,761	3.6	13,540	3.6	13,565	3.6	13,364	3.6
Revolving credit	4,274	1.1	4,062	1.1	3,791	1.0	3,747	1.0	3,644	1.0
Installment	14,592	3.8	14,220	3.7	14,190	3.7	14,373	3.8	14,482	3.9
Automobile	3,868	1.0	4,289	1.1	5,825	1.5	6,601	1.7	7,308	1.9
Total other retail	40,219	10.5	40,148	10.5	41,274	10.8	42,326	11.1	42,836	11.5
Total loans	$382,517	100.0	$380,243	100.0	$381,819	100.0	$379,832	100.0	$374,164	100.0

Supplemental Business Segment Schedules Third Quarter 2025
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,823	$1,783	$1,757	$1,935	$1,889
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	729	702	679	702	666
Service charges	149	159	148	140	134
Capital markets revenue	219	190	189	162	205
Mortgage banking revenue	—	—	—	—	—
Investment products fees	97	90	87	87	84
Securities gains (losses), net	—	—	—	—	—
Other	62	57	63	60	56
Total noninterest income	1,256	1,198	1,166	1,151	1,145
Total net revenue	3,079	2,981	2,923	3,086	3,034
Noninterest Expense
Compensation and employee benefits	530	535	522	498	531
Other intangibles	46	46	46	50	52
Net shared services	522	532	525	531	536
Other direct expenses	235	235	241	242	229
Total noninterest expense	1,333	1,348	1,334	1,321	1,348
Income before provision and income taxes	1,746	1,633	1,589	1,765	1,686
Provision for Credit Losses	197	183	10	50	94
Income before income taxes	1,549	1,450	1,579	1,715	1,592
Income taxes and taxable-equivalent adjustment	387	363	395	429	398
Net income	1,162	1,087	1,184	1,286	1,194
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,162	$1,087	$1,184	$1,286	$1,194

FINANCIAL RATIOS
Return on average assets	2.17%	2.06%	2.30%	2.52%	2.37%
Net interest margin (taxable-equivalent basis)	3.71	3.69	3.75	4.17	4.11
Efficiency ratio	43.3	45.2	45.6	42.8	44.4

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$125,669	$123,865	$121,193	$115,926	$113,813
Commercial real estate	33,754	34,060	34,609	35,594	36,907
Residential mortgages	19,056	17,559	16,593	16,148	15,741
Credit card	—	—	—	—	—
Other retail	5,963	5,784	5,621	5,542	5,437
Total loans	184,442	181,268	178,016	173,210	171,898
Other Earning Assets	10,734	12,778	11,957	11,399	10,740
Total earning assets	195,176	194,046	189,973	184,609	182,638
Non-earning Assets
Goodwill	4,826	4,826	4,824	4,824	4,825
Other intangible assets	772	817	863	903	955
Other non-earning assets	12,150	12,456	13,007	12,463	11,849
Total non-earning assets	17,748	18,099	18,694	18,190	17,629
Total assets	212,924	212,145	208,667	202,799	200,267
Deposits
Noninterest-bearing deposits	55,329	54,409	55,158	56,995	54,375
Interest checking	59,107	58,753	53,207	53,114	53,817
Savings products	149,418	141,605	152,267	154,784	151,081
Time deposits	9,223	9,880	10,820	11,493	12,282
Total deposits	273,077	264,647	271,452	276,386	271,555
Other Interest-bearing Liabilities	14,219	16,270	16,059	15,699	15,886
Other Noninterest-bearing Liabilities	8,091	8,179	8,903	8,764	8,526
Total liabilities	295,387	289,096	296,414	300,849	295,967
Total U.S. Bancorp Shareholders' Equity	22,130	21,823	21,551	21,238	21,280
Noncontrolling Interests	—	—	—	—	—
Total Equity	22,130	21,823	21,551	21,238	21,280
NET INTEREST SPREADS (%)
Total earning assets	1.36	1.08	1.13	1.16	1.12
Total assets	.91	.65	.67	.66	.60
Total deposits	2.47	2.53	2.51	2.69	2.99
Total liabilities	2.28	2.48	2.48	2.67	2.95
CREDIT QUALITY
Net Charge-offs
Commercial	$15	$48	$66	$73	$73
Commercial real estate	105	58	(5)	46	67
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	(1)	—	—	—	—
Total net charge-offs	$119	$106	$61	$119	$140
Net Charge-off Ratios
Commercial	.05%	.16%	.22%	.25%	.26%
Commercial real estate	1.23	.68	(.06)	.51	.72
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	(.07)	—	—	—	—
Total net charge-offs	.26%	.23%	.14%	.27%	.32%

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Nonperforming Assets
Nonperforming loans	$1,208	$1,240	$1,273	$1,384	$1,359
Other nonperforming assets	1	1	—	—	—
Total nonperforming assets	$1,209	$1,241	$1,273	$1,384	$1,359

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$44,052	$43,986	$43,703	$44,402	$45,878
Wealth management	32,246	30,513	29,185	28,727	28,112
Institutional client group	92,015	91,475	90,572	85,407	83,481
Other	16,129	15,294	14,556	14,674	14,427
Total	$184,442	$181,268	$178,016	$173,210	$171,898

Average Deposit Balances
Commercial real estate division	$15,988	$15,507	$15,533	$16,954	$16,193
Wealth management	46,192	45,275	45,267	44,241	43,257
Institutional client group	137,010	133,557	134,918	134,306	131,512
Global corporate trust	56,939	54,385	59,345	66,420	66,609
Other	16,948	15,923	16,389	14,465	13,984
Total	$273,077	$264,647	$271,452	$276,386	$271,555

Noninterest Income
Trust and investment management fees
Wealth management	$175	$172	$167	$177	$169
U.S. Bancorp Asset Management	65	62	64	62	61
Global corporate trust	242	231	219	230	213
Global fund services	154	144	140	143	137
Institutional trust & custody	69	67	63	64	62
Other	24	26	26	26	24
Global capital markets	281	246	240	203	246
Treasury management	148	159	148	140	134
All other noninterest income	98	91	99	106	99
Total	$1,256	$1,198	$1,166	$1,151	$1,145

Assets Under Management by Category *
Equity	$85,068	$79,084	$80,414	$81,688	$79,653
Fixed income	224,009	232,453	224,349	214,329	213,602
Money market	194,604	187,799	182,768	171,192	160,592
Other	26,336	37,037	36,741	37,916	35,188
Total	$530,017	$536,373	$524,272	$505,125	$489,035

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,849	$1,842	$1,768	$1,912	$1,928
Noninterest Income
Card revenue	3	3	2	2	2
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Service charges	182	173	163	169	166
Capital markets revenue	7	6	5	5	6
Mortgage banking revenue	180	162	173	116	155
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	63	62	64	74	71
Total noninterest income	436	407	408	367	401
Total net revenue	2,285	2,249	2,176	2,279	2,329
Noninterest Expense
Compensation and employee benefits	526	529	524	544	558
Other intangibles	59	59	59	65	67
Net shared services	705	681	664	694	700
Other direct expenses	314	309	305	327	339
Total noninterest expense	1,604	1,578	1,552	1,630	1,664
Income before provision and income taxes	681	671	624	649	665
Provision for Credit Losses	61	39	62	80	18
Income before income taxes	620	632	562	569	647
Income taxes and taxable-equivalent adjustment	155	158	141	142	162
Net income	465	474	421	427	485
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$465	$474	$421	$427	$485

FINANCIAL RATIOS
Return on average assets	1.16%	1.15%	1.03%	1.01%	1.14%
Net interest margin (taxable-equivalent basis)	4.95	4.79	4.61	4.82	4.86
Efficiency ratio	70.2	70.2	71.3	71.5	71.4

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$4,330	$4,524	$4,054	$4,306	$4,323
Commercial real estate	11,847	11,770	11,605	11,608	11,763
Residential mortgages	95,724	98,057	102,251	102,257	101,817
Credit card	—	—	—	—	—
Other retail	33,999	35,124	35,996	36,865	37,337
Total loans	145,900	149,475	153,906	155,036	155,240
Other Earning Assets	2,331	4,875	1,778	2,738	2,738
Total earning assets	148,231	154,350	155,684	157,774	157,978
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,326	4,326
Other intangible assets	4,223	4,277	4,368	4,324	4,405
Other non-earning assets	1,969	2,036	2,113	2,266	2,162
Total non-earning assets	10,518	10,639	10,807	10,916	10,893
Total assets	158,749	164,989	166,491	168,690	168,871
Deposits
Noninterest-bearing deposits	19,642	19,619	19,127	20,167	20,673
Interest checking	70,504	70,966	70,896	70,489	70,215
Savings products	92,556	91,768	91,319	90,887	90,130
Time deposits	39,261	38,017	36,648	37,280	38,982
Total deposits	221,963	220,370	217,990	218,823	220,000
Other Interest-bearing Liabilities	1,553	1,537	1,728	1,466	1,175
Other Noninterest-bearing Liabilities	1,872	1,880	1,842	2,051	2,007
Total liabilities	225,388	223,787	221,560	222,340	223,182
Total U.S. Bancorp Shareholders' Equity	13,363	13,556	13,705	14,050	14,244
Noncontrolling Interests	—	—	—	—	—
Total Equity	13,363	13,556	13,705	14,050	14,244
NET INTEREST SPREADS (%)
Total earning assets	1.38	1.35	1.42	1.34	1.32
Total assets	1.05	1.03	1.10	1.02	1.00
Total deposits	3.94	3.98	4.08	4.31	4.75
Total liabilities	3.90	3.95	4.04	4.28	4.71
CREDIT QUALITY
Net Charge-offs
Commercial	$16	$16	$12	$13	$15
Commercial real estate	1	(1)	1	1	3
Residential mortgages	(1)	(1)	—	(2)	(3)
Credit card	—	—	—	—	—
Other retail	58	52	62	62	50
Total net charge-offs	$74	$66	$75	$74	$65
Net Charge-off Ratios
Commercial	1.47%	1.42%	1.20%	1.20%	1.38%
Commercial real estate	.03	(.03)	.03	.03	.10
Residential mortgages	—	—	—	(.01)	(.01)
Credit card	—	—	—	—	—
Other retail	.68	.59	.70	.67	.53
Total net charge-offs	.20%	.18%	.20%	.19%	.17%

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Nonperforming Assets
Nonperforming loans	$394	$391	$383	$386	$398
Other nonperforming assets	23	21	23	21	21
Total nonperforming assets	$417	$412	$406	$407	$419

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,718	$3,868	$3,990	$4,035	$4,087
Home equity and second mortgages	11,359	11,246	11,120	11,015	10,805
Other	18,922	20,010	20,886	21,815	22,445
Total other retail	$33,999	$35,124	$35,996	$36,865	$37,337
Home equity first lien*	$4,861	$5,093	$5,296	$5,498	$5,721
Home equity loans	2,712	2,621	2,492	2,381	2,226
Home equity lines	8,647	8,625	8,628	8,634	8,579
Total home equity	$16,220	$16,339	$16,416	$16,513	$16,526
Net Charge-off Ratios (%)
Retail leasing	1.81	1.04	1.32	.79	.39
Home equity and second mortgages	(.03)	—	(.04)	.04	(.04)
Other	.88	.84	.97	.97	.83
Total other retail	.68	.59	.70	.67	.53
Retail Credit Production
Indirect loan/lease production volume	$1,660	$1,367	$1,141	$1,397	$1,798
Direct branch loan/line production volume	1,836	1,935	1,499	1,430	1,417
Other production volume	1,133	1,004	817	547	469
Total retail credit production volume	$4,629	$4,306	$3,457	$3,374	$3,684
Branch and ATM Data
# of branches	2,080	2,081	2,117	2,165	2,187
# of U.S. Bank ATMs	4,374	4,320	4,476	4,489	4,515

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$93	$80	$71	$67	$89
Loan servicing	173	172	172	173	170
Mortgage servicing rights fair value changes
net of economic hedges (b)	12	(4)	2	(14)	(10)
Other changes in mortgage servicing rights fair value (c)	(98)	(86)	(72)	(110)	(94)
Total mortgage banking revenue	$180	$162	$173	$116	$155
Mortgage production volume	$9,951	$9,645	$6,562	$10,211	$11,076
Mortgage application volume	$14,845	$14,363	$11,631	$11,087	$17,089
Mortgages serviced for others (d)(e)	$216,146	$220,795	$216,701	$216,648	$215,286
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of September 30, 2025, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$56,166	$23,995	$135,668	$215,829
Fair value		$840	$472	$1,977	$3,289
Value (bps) (i)		150	197	146	152
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.23	4.41	5.75	5.06
Weighted-average note rate		5.12%	4.40%	4.01%	4.34%
Weighted-average age (in years)		4.7	6.6	5.4	5.4
Weighted-average expected prepayment (constant prepayment rate)		10.0%	10.2%	8.3%	8.9%
Weighted-average expected life (in years)		7.5	6.8	7.2	7.3
Weighted-average option adjusted spread (j)		7.3%	6.9%	5.1%	5.9%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$781	$730	$742	$729	$727
Noninterest Income
Card revenue	437	439	396	431	424
Corporate payment products revenue	195	192	189	191	203
Merchant processing services	463	474	415	419	440
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	11	11	35	10	6
Total noninterest income	1,106	1,116	1,035	1,051	1,073
Total net revenue	1,887	1,846	1,777	1,780	1,800
Noninterest Expense
Compensation and employee benefits	227	218	214	211	215
Other intangibles	20	19	18	24	23
Net shared services	547	518	530	535	527
Other direct expenses	250	249	226	236	225
Total noninterest expense	1,044	1,004	988	1,006	990
Income before provision and income taxes	843	842	789	774	810
Provision for Credit Losses	408	384	317	463	404
Income before income taxes	435	458	472	311	406
Income taxes and taxable-equivalent adjustment	109	115	118	78	102
Net income	326	343	354	233	304
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$326	$343	$354	$233	$304

FINANCIAL RATIOS
Return on average assets	2.67%	2.88%	3.07%	1.91%	2.56%
Net interest margin (taxable-equivalent basis)	7.21	6.93	7.22	6.85	6.94
Efficiency ratio	55.3	54.4	55.6	56.5	55.0

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$12,588	$12,504	$12,067	$12,439	$12,511
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	30,241	29,588	29,404	29,438	28,994
Other retail	128	132	136	144	147
Total loans	42,957	42,224	41,607	42,021	41,652
Other Earning Assets	5	5	57	290	8
Total earning assets	42,962	42,229	41,664	42,311	41,660
Non-earning Assets
Goodwill	3,482	3,425	3,391	3,399	3,370
Other intangible assets	260	258	249	262	266
Other non-earning assets	1,720	1,923	1,521	2,573	1,899
Total non-earning assets	5,462	5,606	5,161	6,234	5,535
Total assets	48,424	47,835	46,825	48,545	47,195
Deposits
Noninterest-bearing deposits	2,427	2,511	2,682	2,592	2,653
Interest checking	—	1	1	—	—
Savings products	94	93	92	93	94
Time deposits	1	1	1	1	1
Total deposits	2,522	2,606	2,776	2,686	2,748
Other Interest-bearing Liabilities	257	331	228	178	220
Other Noninterest-bearing Liabilities	5,104	5,377	4,880	5,774	5,073
Total liabilities	7,883	8,314	7,884	8,638	8,041
Total U.S. Bancorp Shareholders' Equity	10,318	10,234	10,229	10,154	9,958
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,318	10,234	10,229	10,154	9,958
NET INTEREST SPREADS (%)
Total earning assets	6.46	6.18	6.51	6.21	6.32
Total assets	5.23	4.94	5.30	4.80	4.98
Total deposits	5.19	5.23	5.11	5.48	5.94
Total liabilities	4.43	4.39	4.48	4.74	5.19
CREDIT QUALITY
Net Charge-offs
Commercial	$62	$63	$63	$60	$59
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	284	317	325	317	299
Other retail	1	1	1	1	1
Total net charge-offs	$347	$381	$389	$378	$359
Net Charge-off Ratios
Commercial	1.95%	2.02%	2.12%	1.92%	1.88%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	3.73	4.30	4.48	4.28	4.10
Other retail	3.10	3.04	2.98	2.76	2.71
Total net charge-offs	3.20%	3.62%	3.79%	3.58%	3.43%

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$441	$442	$423	$436	$427
Corporate payment systems	198	195	192	194	206
Global merchant acquiring	467	479	420	421	440
Total	$1,106	$1,116	$1,035	$1,051	$1,073
Payment Volumes
Retail payment solutions (issuing)
Credit card	$38,581	$38,132	$34,960	$37,640	$36,912
Debit and prepaid card	27,936	27,821	26,029	27,247	27,299
Total retail payment solutions	$66,517	$65,953	$60,989	$64,887	$64,211

Corporate payment systems (issuing)	$23,312	$22,317	$21,612	$21,859	$23,808

Merchant volume (acquiring)	$157,540	$155,853	$143,505	$142,576	$148,338
# of merchant transactions	2,305,019,024	2,259,541,900	2,014,546,904	2,112,763,544	2,171,741,540

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($202)	($275)	($145)	($400)	($378)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	2	4	4	5	2
Capital markets revenue	208	194	188	197	186
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(7)	(57)	—	(1)	(119)
Other	77	62	35	63	10
Total noninterest income	280	203	227	264	79
Total net revenue	78	(72)	82	(136)	(299)
Noninterest Expense
Compensation and employee benefits	1,278	1,318	1,377	1,354	1,333
Other intangibles	—	—	—	—	—
Net shared services	(1,774)	(1,731)	(1,719)	(1,760)	(1,763)
Other direct expenses	712	664	700	760	632
Total noninterest expense	216	251	358	354	202
Income (loss) before provision and income taxes	(138)	(323)	(276)	(490)	(501)
Provision for Credit Losses	(95)	(105)	148	(33)	41
Income (loss) before income taxes	(43)	(218)	(424)	(457)	(542)
Income taxes and taxable-equivalent adjustment	(98)	(135)	(181)	(181)	(281)
Net income (loss)	55	(83)	(243)	(276)	(261)
Net (income) loss attributable to noncontrolling interests	(7)	(6)	(7)	(7)	(8)
Net income (loss) attributable to U.S. Bancorp	$48	($89)	($250)	($283)	($269)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$3,205	$2,924	$2,816	$2,713	$2,491
Commercial real estate	2,645	2,636	2,676	2,669	2,784
Residential mortgages	—	—	—	1	1
Credit card	—	—	—	—	—
Other retail	3	2	7	5	4
Total loans	5,853	5,562	5,499	5,388	5,280
Other Earning Assets	225,295	217,155	217,410	224,186	219,624
Total earning assets	231,148	222,717	222,909	229,574	224,904
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	7	8	8	8	9
Other non-earning assets	28,353	25,647	24,493	22,291	23,394
Total non-earning assets	28,360	25,655	24,501	22,299	23,403
Total assets	259,508	248,372	247,410	251,873	248,307
Deposits
Noninterest-bearing deposits	2,492	2,578	2,729	3,155	3,238
Interest checking	1,670	1,879	1,547	1,508	1,599
Savings products	1,594	1,792	2,035	1,993	2,055
Time deposits	8,464	9,018	8,005	7,762	7,562
Total deposits	14,220	15,267	14,316	14,418	14,454
Other Interest-bearing Liabilities	62,998	67,007	59,170	57,692	55,283
Other Noninterest-bearing Liabilities	10,628	8,514	9,978	8,698	8,969
Total liabilities	87,846	90,788	83,464	80,808	78,706
Total U.S. Bancorp Shareholders' Equity	16,832	15,286	14,126	13,370	12,801
Noncontrolling Interests	458	457	460	460	461
Total Equity	17,290	15,743	14,586	13,830	13,262
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	($1)	$1	$22	$—	$—
Commercial real estate	(3)	—	—	(9)	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	($4)	$1	$22	($9)	$—
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Nonperforming Assets
Nonperforming loans	$8	$6	$29	$23	$52
Other nonperforming assets	20	21	19	18	18
Total nonperforming assets	$28	$27	$48	$41	$70